SIT MUTUAL FUNDS
                                   BOND FUNDS
                                QUARTERLY REPORT


                               DECEMBER 31, 2002



                               MONEY MARKET FUND
                        U.S. GOVERNMENT SECURITIES FUND
                              TAX-FREE INCOME FUND
                         MINNESOTA TAX-FREE INCOME FUND
                                   BOND FUND











                        [LOGO] SIT INVESTMENT ASSOCIATES
                               -------------------------
                                   SIT MUTUAL FUNDS

                                SIT MUTUAL FUNDS

                           BOND FUNDS QUARTERLY REPORT

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Chairman's Letter                                                             3

Performance Summary and Bond Market Review                                    4

Average Annual Total Returns                                                  6

FUND REVIEWS

         Money Market Fund                                                    8

         U.S. Government Securities Fund                                     10

         Tax-Free Income Fund                                                12

         Minnesota Tax-Free Income Fund                                      14

         Bond Fund                                                           16

         A Look at Sit Mutual Funds                                          18












         This document must be preceded or accompanied by a Prospectus.


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2

        SIT MUTUAL FUNDS
        QUARTER ENDED DECEMBER 31, 2002
[PHOTO]-------------------------------------------------------------------[LOGO]
        CHAIRMAN'S LETTER


Dear Fellow Shareholders:

The past quarter has again been a volatile one for fixed-income investors. Sector leadership changed, after the 50 basis point reduction in the federal funds rate by the Federal Reserve on November 6th. Equity markets and investment grade corporate bonds responded positively, while intermediate and long-term U.S. Treasury securities, which had led the bond market rally through September, fell somewhat out of favor. Mortgage refinancing continued at near record levels during the quarter, negatively impacting returns in that sector. Municipal bond investors absorbed a tremendous amount of supply during the quarter, as historically low interest rates combined with state and local government budget deficits fueled record issuance.

ECONOMIC OVERVIEW
The U.S. economy continued to gain momentum throughout 2002 and even with an anticipated fourth quarter slowing, total real GDP growth averaged +2.5%. This is a remarkable achievement given the disruptions to personal and business behavior following 9/11. Given the amount of stimulus that has already been applied, we forecast stronger growth in 2003, averaging close to +3.5%. Growth could exceed our forecast as a result of the President's January 7, 2003 proposals. Business capital spending could be surprisingly strong, assuming no major external shocks. Consumer price inflation should trend slightly higher and average +2.5%.

We expect the Federal Reserve to be relatively inactive again in 2003 with concern over deflationary forces causing it to wait as long as possible before raising interest rates. A key signal will be a reduction in the unemployment rate, which remained at its cyclical peak rate of 6.0% in December. The federal budget deficit continues to deteriorate significantly, and estimates for fiscal year 2003 range as high as $300 billion assuming the President's latest proposals are enacted. The combination of stronger economic growth, sustained fiscal and monetary stimulus and rising inflation results in our forecast for higher interest rates in 2003.

STRATEGY SUMMARY
Given our economic outlook for stronger growth accompanied by moderate inflation and burgeoning federal and state and local government budget deficits, we have positioned the Funds somewhat defensively for 2003. The Fed is likely done easing for this interest rate cycle, although tightening is unlikely at least until the second half of 2003.

U.S. Treasury yields remain at or near historic lows. While these yields may remain low until growth in the U.S. economy regains firmer footing and geopolitical tensions in Iraq and North Korea are resolved or at least ease somewhat, the next significant move is likely to be towards higher yields for U.S. Treasury securities. Accordingly, we are maintaining our significant underweighting in U.S. Treasuries. Furthermore, we have structured the Sit Bond Fund and Sit U.S. Government Securities Fund with securities from sectors that provide attractive price stability, credit and yield characteristics such that the Funds are well positioned for an expected rise in interest rates.

Municipal bond yields are also at or near historic lows despite record issuance in the past year. While the municipal market has benefited from positive cash flows as investors have reallocated assets from equities to fixed-income over the past year, it has not experienced the flight to quality that U.S. Treasuries have. As a result, despite strong returns for the year, municipal securities ended December with relative yields more attractively valued than at the beginning of the year compared to U.S. Treasury and corporate securities. We believe this relative yield advantage will mute any impact the possible elimination of taxation on stock dividends will have on the municipal market. However, difficult state and local budgetary outlooks may put pressure on the municipal market, especially general obligation bonds, over the near term. Accordingly, we are substantially underweighted in our exposure to general obligation debt in the Sit Tax-Free bond funds. Consistent with our economic outlook, we have positioned the portfolios defensively and are continuing to emphasize securities that should fare well in a recovering economy accompanied by rising interest rates.

We believe our focus on high current income and relative stability of principal value will provide attractive relative returns to shareholders over the coming year. We appreciate your interest and investment in Sit Mutual Funds, and we look forward to assisting you in achieving your long-term investment goals.

With best wishes,

/s/ Eugene C. Sit, CFA

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
QUARTER ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND BOND MARKET REVIEW

     U.S. Treasury yields were volatile again in the fourth quarter, with short-term yields falling to record lows after the Fed eased the federal funds rate by 50 basis points to 1.25% on November 6th, while intermediate and long-term yields actually rose during the quarter. Signs of life in the equity markets reduced demand for fixed-income securities in the quarter. Supply continued to be heavy, as corporate and municipal issuers took advantage of historically low interest rates. However, geopolitical concerns in Iraq and North Korea partially offset these considerations, as some investors preferred the relative safety of U.S. Treasury or municipal securities in these uncertain times.

     Improvement in the equity market helped investment grade corporate spreads to narrow from historically wide levels during the quarter, making the corporate sector the best performer in the taxable bond universe with a return of +3.1%. U.S. Treasuries were weaker in the quarter after a strong third quarter, but still led the taxable universe in performance for the year, as corporate scandals, economic weakness, confrontation with Iraq and terrorist threats fueled demand. The mortgage and asset-backed sectors lagged throughout the year due to their relatively short durations and high prepayment rates.

     Municipal yields were generally more stable than taxable bond yields during the quarter, as heavy supply through mid-December was met by robust demand from investors. The electric revenue, water and sewer revenue and resource recovery revenue were the strongest municipal sectors in the quarter, while the hospital sector, after good performance through September, was the weakest sector. Municipal credit quality remains high relative to other asset classes, despite the difficult state and local government budgetary outlooks.

     Compared to their benchmarks, the Sit bond funds, with short to neutral durations and considerable yield advantages, are positioned defensively for the expected rise in interest rates discussed in the accompanying Chairman's Letter. Security selection remains the key determinant in achieving the Funds' dual objectives of high current income and principal stability.


                          TOTAL RETURN - CALENDAR YEAR

SIT MONEY MARKET FUND(1)               0.46%(2)   3.84%
----------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND        7.34       1.77
----------------------------------------------------------
SIT TAX-FREE INCOME FUND              10.42      -0.63
----------------------------------------------------------
SIT MINNESOTA TAX-FREE
   INCOME FUND                         1.60(2)    0.63
----------------------------------------------------------
SIT BOND FUND                          0.34(2)   -1.31
----------------------------------------------------------

3-MONTH U.S. TREASURY BILL             0.53(2)    4.47
LEHMAN INTER. GOVERNMENT BOND INDEX    8.17      -1.75
LEHMAN 5-YEAR MUNICIPAL BOND INDEX     8.73      -1.28
LEHMAN AGGREGATE BOND INDEX            0.54(2)   -2.92



                                          NASDAQ
                                          SYMBOL          INCEPTION
                                          ------          ---------
SIT MONEY MARKET FUND                     SNIXX           11/01/93
-------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND           SNGVX           06/02/87
-------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                  SNTIX           09/29/88
-------------------------------------------------------------------
SIT MINNESOTA TAX-FREE INCOME FUND        SMTFX           12/01/93
-------------------------------------------------------------------
SIT BOND FUND                             SIBOX           12/01/93
-------------------------------------------------------------------
3-MONTH U.S. TREASURY BILL                                11/01/93
LEHMAN INTER. GOVERNMENT BOND INDEX                       05/31/87
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                        09/30/88
LEHMAN AGGREGATE BOND INDEX                               11/30/93

(1) Converted from Sit Investment Reserve Fund to Sit Money Market Fund on 11/1/93.
(2) Period from Fund inception through calendar year-end.
(3) Based on the last 12 monthly distributions of net investment income and average NAV as of 12/31/02.
(4) Figure represents 7-day compound effective yield. The 7-day simple yield as of 12/31/02 was 0.83%.
(5) For individuals in the 27%, 30%, 35%, and 38.6% federal tax brackets, the federal tax equivalent yields are 6.67%, 6.96%, 7.49% and 7.93%, respectively. (Income subject to state tax, if any)

--------------------------------------------------------------------------[LOGO]

                          TOTAL RETURN - CALENDAR YEAR

                                      1995       1996       1997       1998       1999       2000       2001       2002
SIT MONEY MARKET FUND(1)              5.58%      5.08%      5.22%      5.17%      4.79%      6.03%      3.67%      1.25%
-----------------------------------------------------------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND      11.50       4.99       8.19       6.52       1.37       9.15       8.56       5.79
-----------------------------------------------------------------------------------------------------------------------
SIT TAX-FREE INCOME FUND             12.86       5.69       9.87       6.29      -4.01       8.32       5.84       5.69
-----------------------------------------------------------------------------------------------------------------------
SIT MINNESOTA TAX-FREE
   INCOME FUND                       11.90       5.89       8.19       6.14      -3.82       8.09       5.85       7.06
-----------------------------------------------------------------------------------------------------------------------
SIT BOND FUND                        16.83       4.25       9.44       6.52      -0.34       9.25       8.36       6.68
-----------------------------------------------------------------------------------------------------------------------

3-MONTH U.S. TREASURY BILL            5.98       5.27       5.32       5.01       4.88       6.16       3.50       1.66
LEHMAN INTER. GOVERNMENT BOND INDEX  14.41       4.06       7.72       8.49       0.49      10.47       8.42       9.64
LEHMAN 5-YEAR MUNICIPAL BOND INDEX   11.65       4.22       6.38       5.84       0.74       7.72       6.21       9.27
LEHMAN AGGREGATE BOND INDEX          18.47       3.63       9.65       8.69      -0.82      11.63       8.44      10.25


                       [WIDE TABLE CONTINUED FROM ABOVE]

                                              30-DAY
                                            SEC YIELD
                                               AS OF      DISTRIBUTION
                                             12/31/02         RATE
SIT MONEY MARKET FUND(1)                    0.83%(4)
-----------------------------------        ---------------------------
SIT U.S. GOV'T. SECURITIES FUND             3.46              4.62%
-----------------------------------        ---------------------------
SIT TAX-FREE INCOME FUND                    4.87(5)           4.53
-----------------------------------        ---------------------------
SIT MINNESOTA TAX-FREE INCOME FUND          4.93(6)           4.66
-----------------------------------        ---------------------------
SIT BOND FUND                               5.48              5.58
-----------------------------------        ---------------------------

3-MONTH U.S. TREASURY BILL
LEHMAN INTER. GOVERNMENT BOND INDEX
LEHMAN 5-YEAR MUNICIPAL BOND INDEX
LEHMAN AGGREGATE BOND INDEX



                                                     TOTAL RETURN
                                               QUARTER         SIX MONTHS
                                           ENDED 12/31/02   ENDED 12/31/02
SIT MONEY MARKET FUND                          0.28%            0.60%
--------------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND                0.77             2.65
--------------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                       0.24             2.94
--------------------------------------------------------------------------
SIT MINNESOTA TAX-FREE INCOME FUND             0.79             3.47
--------------------------------------------------------------------------
SIT BOND FUND                                  0.35             2.62
--------------------------------------------------------------------------
3-MONTH U.S. TREASURY BILL                     0.34             0.77
LEHMAN INTER. GOVERNMENT BOND INDEX            0.97             5.84
LEHMAN 5-YEAR MUNICIPAL BOND INDEX             0.85             4.35
LEHMAN AGGREGATE BOND INDEX                    1.57             6.23


                        [WIDE TABLE CONTINUED FROM ABOVE

                                                       AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                         PERIODS ENDED DECEMBER 31, 2002
                                                                                              SINCE
                                             1 YEAR         5 YEARS         10 YEARS        INCEPTION
SIT MONEY MARKET FUND                          1.25%           4.17%              --             4.47
-----------------------------------------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND                5.79            6.24             6.47%            7.62
-----------------------------------------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                       5.69            4.33             5.92             6.59
-----------------------------------------------------------------------------------------------------
SIT MINNESOTA TAX-FREE INCOME FUND             7.06            4.57               --             5.59
-----------------------------------------------------------------------------------------------------
SIT BOND FUND                                  6.68            6.04               --             6.48
-----------------------------------------------------------------------------------------------------
3-MONTH U.S. TREASURY BILL                     1.66            4.23               --             4.64
LEHMAN INTER. GOVERNMENT BOND INDEX            9.64            7.44             6.91             7.89
LEHMAN 5-YEAR MUNICIPAL BOND INDEX             9.27            5.91             5.88             6.67
LEHMAN AGGREGATE BOND INDEX                   10.25            7.55               --             7.26

(6) For Minnesota residents, in the 27%, 30%, 35% and 38.6% federal tax brackets, the double exempt tax equivalent yields are 7.33%, 7.64%, 8.23% and 8.71%, respectively. (Assumes the maximum Minnesota bracket of 7.85%)

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

The tables on the next page show the Funds' average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2002. The index information is intended to permit you to compare each Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of federal income taxes on an investment in a Fund. The highest individual federal marginal income tax rate in effect during the specified period is assumed, and the state and local tax impact is not reflected.

A Fund's "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the fund shares at the end of the period and so do not have any taxable gain or loss on your investment in the Fund.

A Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

The Funds' past performance, before and after taxes, is not an indication of how the Funds will perform in the future. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account).

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
--------------------------------------------------------------------------------------------------------
SIT U.S. GOVERNMENT SECURITIES FUND                             1 YEAR          5 YEARS         10 YEARS
Return Before Taxes                                               5.8%             6.2%             6.5%
Return After Taxes on Distributions                               3.9%             3.9%             4.0%
Return After Taxes on Distributions and Sale of Fund Shares       3.7%             3.8%             3.9%
Lehman Intermediate Government Bond Index*                        9.6%             7.4%             6.9%
========================================================================================================


--------------------------------------------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                                        1 YEAR          5 YEARS         10 YEARS
Return Before Taxes                                               5.7%             4.3%             5.9%
Return After Taxes on Distributions                               5.7%             4.3%             5.9%
Return After Taxes on Distributions and Sale of Fund Shares       5.5%             4.4%             5.8%
Lehman 5-Year Municipal Bond Index*                               9.3%             5.9%             5.9%
========================================================================================================


--------------------------------------------------------------------------------------------------------
SIT MINNESOTA TAX-FREE INCOME FUND                              1 YEAR          5 YEARS  SINCE INCEPTION
Return Before Taxes                                               7.1%             4.6%             5.6%
Return After Taxes on Distributions                               7.1%             4.6%             5.6%
Return After Taxes on Distributions and Sale of Fund Shares       6.6%             4.6%             5.6%
Lehman 5-Year Municipal Bond Index*                               9.3%             5.9%             5.7%
========================================================================================================


--------------------------------------------------------------------------------------------------------
SIT BOND FUND                                                   1 YEAR          5 YEARS  SINCE INCEPTION
Return Before Taxes                                               6.7%             6.0%             6.5%
Return After Taxes on Distributions                               4.4%             3.5%             3.9%
Return After Taxes on Distributions and Sale of Fund Shares       4.2%             3.6%             3.9%
Lehman Aggregate Bond Index*                                     10.3%             7.6%             7.3%
========================================================================================================

*Indices reflect no deduction for fees, expenses, or taxes.

        SIT MONEY MARKET FUND
        QUARTER ENDED DECEMBER 31, 2002
[PHOTO] ------------------------------------------------------------------------
        MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
        PAUL J. JUNGQUIST, CFA, SENIOR PORTFOLIO MANAGER

     The Sit Money Market Fund provided investors with a +0.28% return for the three months ended December 31, 2002, compared to a +0.20% average return for the Lipper Analytical Services, Money Market Fund universe. The Fund's performance ranked 125th of 408 funds in its Lipper(1) peer group category for the fourth quarter of 2002. For the 1-, 3-year, 5-year, and since inception periods ended December 31, 2002, the Fund's performance ranked 145th of 391 funds, 112th of 334 funds, 89th of 264 funds and 43rd of 164 funds, respectively, in its Lipper peer group. As of December 31, 2002, the Fund's 7-day compound yield was 0.83% and its average maturity was 28 days, compared to 1.26% and 26 days, respectively, at September 30, 2002.

     The Federal Reserve Board reduced the federal funds rate by 50 basis points to 1.25% on November 6th, as renewed signs of weakness in the economy began to appear. Three-month Treasury bill yields were fairly stable over the past quarter, ranging from 1.68% in late October to 1.15% on December 27th, and finishing at 1.20% on December 31st. Current yield levels imply that the market is not expecting a move by the Fed in the first quarter of 2003. With the economic data reported in December and early January still mixed, we also believe steady policy is most likely. Until Fed policy becomes more clear, the Fund anticipates maintaining an average maturity near 30 days.

     The Fund has produced competitive returns by focusing on credit research, optimizing average maturity and avoiding the use of risky derivatives. We intend to continue these conservative policies. As domestic economic activity improves and stabilizes, we foresee improvement in the short-term creditworthiness of top tier commercial paper issuers in general. Many of these issuers have strengthened their balance sheets and enhanced their liquidity over the past several months in response to the weaker economy and investor demands. Short-term rates may remain low for some time, however, given the combination of an accommodative Fed policy and continued global geopolitical uncertainty. The Fund has begun to purchase top quality (A1/P1-rated) asset-backed commercial paper to meet its investment needs, and anticipates additions in this sector in the coming year. The Fund continues to diversify its core holdings and its industry exposure. In the months ahead, we hope to add top tier credits from the diversified finance industry and asset-backed commercial paper products to our list of permissable holdings.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in short-term debt instruments which mature in 397 days or less and by maintaining a dollar-weighted portfolio maturity of 90 days or less.

     An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


                                PORTFOLIO SUMMARY

               Net Asset Value    12/31/02:       $1.00 Per Share
                                   9/30/02:       $1.00 Per Share

                          Total Net Assets:      $66.0  Million


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                        Financial Services         13.0
                        Energy                     12.5
                        Consumer Non-Durables      12.1
                        Banking                     9.1
                        Diversified Finance         9.0
                        Consumer Loan Finance       8.8
                        Health Technology           6.5
                        Sectors less than 5.0%     28.6
                        Cash and Other Net Assets   0.4

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                          AVERAGE ANNUAL TOTAL RETURNS*

                     SIT MONEY       3-MONTH          LIPPER
                       MARKET      U.S. TREASURY       MONEY
                        FUND           BILL          MARKET AVG.
                        -----          -----           -----
        3 Month**       0.28%          0.34%           0.20%
        6 Month**       0.60           0.77            n/a
        1 Year          1.25           1.66            1.00
        3 Year          3.63           3.75            3.36
        5 Year          4.17           4.23            3.91
        Inception       4.47           4.64            4.29
        (11/1/93)


                            CUMULATIVE TOTAL RETURNS*

                     SIT MONEY       3-MONTH          LIPPER
                       MARKET      U.S. TREASURY       MONEY
                        FUND           BILL          MARKET AVG.
                        -----          -----           -----
        1 Year          1.25%          1.66%            1.00%
        3 Year         11.29          11.68            10.43
        5 Year         22.65          23.01            21.12
        Inception      49.35          51.55            47.05
        (11/1/93)

* AS OF 12/31/02.                                              **NOT ANNUALIZED.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE 3-MONTH U.S. TREASURY BILL. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.
--------------------------------------------------------------------------------


                                GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (11/1/93) and held until 12/31/02 would have grown to $14,935 in the Fund or $15,155 in the 3-Month U.S. Treasury Bill assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                            (% OF TOTAL NET ASSETS)

                                  [PIE CHART]

           LOWER OF MOODYS, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

                          First Tier Securities   100%
                          Second Tier Securities    0%




(1) Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 12/31/02.

        SIT U.S. GOVERNMENT SECURITIES FUND
        QUARTER ENDED DECEMBER 31, 2002
[PHOTO] ------------------------------------------------------------------------
        SENIOR PORTFOLIO MANAGERS, MICHAEL C. BRILLEY AND BRYCE A. DOTY, CFA PORTFOLIO MANAGER, MARK H. BOOK, CFA

     The Sit U.S. Government Securities Fund provided investors with a +0.8% return for the three months ended December 31, 2002, compared to a +0.7% for the Lipper U.S. Government Fund universe and a +1.0% return for the Lehman Intermediate Government Bond Index. The Fund ranked 64th out of 171 funds included in the Lipper U.S. Government Fund universe(1) for the 3-month period ended December 31, 2002.

     The U.S. Treasury yield curve steepened slightly over the past three months as the Federal Reserve reduced the federal funds rate 50 basis points on November 6th, from +1.75% to +1.25%. Short-term Treasury yields fell slightly, while longer-term yields rose in response to relatively strong consumer spending, an improving stock market, and expected increased fiscal stimulus in 2003. As of December 31, 2002, the 2-year and the 30-year maturity Treasuries were yielding 1.57% and 4.74%, respectively, both near record lows.

     Investment activity for the quarter included reinvesting in seasoned high-coupon agency mortgage pass-through securities as existing holdings paid down. These seasoned securities are less likely than other mortgage-backed securities to experience large increases in prepayments in low interest rate environments. Since the homeowners on these underlying mortgages have not taken advantage of the opportunities to refinance in the past, they are less likely to refinance in the future. This is particularly important as the mortgage sector is experiencing record levels of prepayments, especially on lower-coupon mortgages, and most mortgages are trading at a premium to their par value. We reduced our holdings in government agency collateralized mortgage obligations (CMO's) that would benefit from declining short-term rates as we believe rates are likely to rise from historically low levels.

     Looking forward, we expect gradual improvement in the economy next year. President Bush's proposed stimulus plan, which includes accelerated tax cuts as well as additional government spending, and continued savings from record levels of mortgage refinancings, should support consumer spending. If corporations begin to increase capital spending to normalized levels, the economy may improve more quickly and to a higher degree than we anticipate. The Fund will continue to focus on government securities that provide high levels of current income and relatively stable prices.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issues, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

     Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation
(FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).


                                PORTFOLIO SUMMARY

        Net Asset Value     12/31/02:     $ 10.85 Per Share
                             9/30/02:     $ 10.87 Per Share

                    Total Net Assets:     $390.9 Million

                    30-day SEC Yield:     3.46%
          12-Month Distribution Rate:     4.62%
                    Average Maturity:     17.1 Years
                  Effective Duration:     1.8 Years(2)


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                  Collateralized Mortgage
                              Obligations  31.8
                        FNMA Pass-Through  24.7
                        GNMA Pass-Through  15.3
                       FHLMC Pass-Through  12.9
                            U.S. Treasury   6.3
                        Taxable Municipal   0.5
                  Cash & Other Net Assets   8.5

--------------------------------------------------------------------------[LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                          SIT
                       U.S. GOV'T.           LEHMAN                LIPPER
                       SECURITIES         INTER. GOV'T.         U.S. GOV'T.
                          FUND              BOND INDEX           FUND AVG.
                          -----               -----                -----
        3 Month**         0.77%               0.97%                0.66%
        6 Month**         2.65                5.84                  n/a
        1 Year            5.79                9.64                 9.88
        5 Year            6.24                7.44                 6.56
        10 Year           6.47                6.91                 6.57
        Inception         7.62                7.89                 7.47
        (6/2/87)


                            CUMULATIVE TOTAL RETURNS*

                          SIT
                       U.S. GOV'T.           LEHMAN                LIPPER
                       SECURITIES         INTER. GOV'T.         U.S. GOV'T.
                          FUND              BOND INDEX           FUND AVG.
                          -----               -----                -----
        1 Year            5.79%                9.64%                9.88%
        5 Year           35.35                43.15                37.39
        10 Year          87.27                95.13                88.88
        Inception       214.10               226.72               207.57
        (6/2/87)

*AS OF 12/31/02.                                               **NOT ANNUALIZED.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX.
--------------------------------------------------------------------------------

(1)Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 12/31/02. Sit U.S. Government Securities Fund rankings for the 3-, 5-, and 10-year periods were 134th of 139 funds, 77th of 123 funds, and 21st of 50 funds, respectively.

(2) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                                GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (6/2/87) and held until 12/31/02 would have grown to $31,410 in the Fund or $32,672 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


                         ESTIMATED AVERAGE LIFE PROFILE

                                  [BAR CHART]

                             0 - 1 Year        8.5%
                             1 - 5 Years      86.0%
                             5 - 10 Years      3.9%
                            10 - 20 Years      1.0%
                            20+ Years          0.6%

The Adviser's estimates of the dollar weighted average life of the portfolio's securities, which may vary from their stated maturities.

        SIT TAX-FREE INCOME FUND
        QUARTER ENDED DECEMBER 31, 2002
[PHOTO] ------------------------------------------------------------------------
        SENIOR PORTFOLIO MANAGERS
        MICHAEL C. BRILLEY   o   DEBRA A. SIT, CFA   o   PAUL J. JUNGQUIST, CFA


     Municipal yields declined to historic lows in early October, but, except for the very shortest maturities, moved higher in November and December. The Sit Tax-Free Income Fund's price per share declined from a high of $10.07 on September 30th to $9.98 on December 31, 2002 compared to $9.88 at the beginning of the year. The Fund provided investors with a +0.2% return for the quarter ended December 31, 2002 compared to +0.9% return for the Lehman 5-Year Municipal Bond Index, and ranked 22nd of 296 funds in the Lipper General Municipal Bond Fund universe(1), which had an average return of -0.4% for that period. For the year, the Fund earned a return of +5.7%, which compares to +9.3% for the Lehman 5-Year Municipal Index and +8.4% for the Fund's Lipper peer group average. Although the Fund lagged in price return during 2002, the Fund continues to provide shareholders with a very attractive level of tax-exempt income. As of December 31, 2002, the Fund's 30-day SEC Yield was 4.87% and its 12-month distribution rate was 4.53%. These levels compare with 4.72% and 4.61%, respectively, on September 30th and with 5.26% and 4.97%, respectively, one year ago.

     Municipal prices declined during the quarter, following six months of strong gains. The Fund's defensive positioning, which incorporates a heavy focus on callable bonds, benefited performance as interest rates rose. Portfolio shifts included an increase in other revenue bonds from 16.2% to 18.2% and a decrease in multifamily housing bonds from 25.1% to 23.8%, as well as a slight shortening in duration. Sectors that performed well during the first part of year gave back some of the incremental return during the fourth quarter. The Fund's best performing sectors during the quarter were industrial revenue and utility bonds while single family housing and education bonds performed worst. Other revenue bonds lagged as tobacco settlement revenue bonds saw heavy issuance. This sector did perform well for the year, however. The Fund's hospital holdings provided positive incremental performance for both the quarter and the year.

     We expect the economy to gradually improve in 2003 and interest rates to trend higher by year end. Given this forecast, we are maintaining the Fund's average life duration around 4 to 4 1/2 years and remain focused on bonds that offer a high level of tax-exempt income along with price stability. Municipal bonds remain attractively valued relative to other fixed-income asset classes, particularly on an after-tax basis, and continue to offer investors a conservative risk profile.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing in investment-grade municipal securities.

     Such municipal securities generate interest that is exempt from regular federal income taxes. Of the municipal securities in which the Fund invests, 100% will be rated investment-grade at time of purchase. The Adviser does not intend to invest in securities that generate interest income treated as a tax preference for alternative minimum taxable income purposes.


                                PORTFOLIO SUMMARY

               Net Asset Value 12/31/02:        $9.98 Per Share
                                9/30/02:       $10.07 Per Share
                       Total Net Assets:      $423.2 Million
                       30-day SEC Yield:         4.87%
                   Tax Equivalent Yield:         7.93%(2)
             12-Month Distribution Rate:         4.53 %
                       Average Maturity:        12.8 Years
        Duration to Estimated Avg. Life:         4.5 Years(3)
                       Implied Duration:         4.1 Years(3)

(2)For individuals in the 38.6% federal tax bracket.
(3) See next page.


                               PORTFOLIO STRUCTURE
                             % OF TOTAL NET ASSETS

                  Multifamily Mortgage Revenue  23.8
                                 Other Revenue  18.2
                  Hospital/Health Care Revenue  17.7
                                       Insured  14.9
                        Single Family Mortgage   5.0
                  Industrial/Pollution Control   4.3
                            Sectors Under 4.0%  12.3
                       Cash & Other Net Assets   3.8

--------------------------------------------------------------------------[LOGO]


                          AVERAGE ANNUAL TOTAL RETURNS*

                         SIT                                 LIPPER
                      TAX-FREE            LEHMAN             GENERAL
                       INCOME          5-YEAR MUNI.        MUNI. BOND
                        FUND            BOND INDEX          FUND AVG.
                        -----              -----              -----
        3 Month**       0.24%              0.85%             -0.38%
        6 Month**       2.94               4.35                n/a
        1 Year          5.69               9.27               8.36
        5 Year          4.33               5.91               4.63
        10 Year         5.92               5.88               5.81
        Inception       6.59               6.67               6.87
        (9/29/88)


                            CUMULATIVE TOTAL RETURNS*

                         SIT                                 LIPPER
                      TAX-FREE            LEHMAN             GENERAL
                       INCOME          5-YEAR MUNI.        MUNI. BOND
                        FUND            BOND INDEX          FUND AVG.
                        -----              -----              -----
1 Year                  5.69%              9.27%              8.36%
5 Year                 23.62              33.28              25.38
10 Year                77.78              77.09              75.91
Inception             148.57             151.08             158.10
  (9/29/88)

AS OF 12/31/02.                                                **NOT ANNUALIZED.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNI. BOND INDEX. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.
--------------------------------------------------------------------------------

(1) Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 12/31/02. Sit Minnesota Tax-Free Income Fund rankings for the 3-, 5- and 10-year periods were 209th of 246 funds, 129th of 204 funds and 37th of 87 funds, respectively.

(3) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

                                GROWTH OF $10,000

                               [PLOT POINT CHART]

The sum of $10,000 invested at inception (9/29/88) and held until 12/31/02 would have grown to $24,857 in the Fund or $25,108 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                            (% OF TOTAL NET ASSETS)

                                  [PIE CHART]

          LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

                Other Assets and Liabilities   3.8%
                                         AAA  23.3%
                                          AA   6.9%
                                           A  33.9%
                                         BBB  27.1%
                               Less Than BBB   5.0%

                          Total number of holdings: 367

       SIT MINNESOTA TAX-FREE INCOME FUND
       QUARTER ENDED DECEMBER 31, 2002
[PHOTO]-------------------------------------------------------------------------
       SENIOR PORTFOLIO MANAGERS
       MICHAEL C. BRILLEY  o  DEBRA A. SIT, CFA  o  PAUL J. JUNGQUIST, CFA


   Municipal yields declined to historic lows in early October, but, except for the very shortest maturities, moved higher in November and December. The Sit Tax-Free Income Fund's price per share declined from a high of $10.07 on September 30th to $9.98 on December 31, 2002 compared to $9.88 at the beginning of the year. The Fund provided investors with a +0.2% return for the quarter ended December 31, 2002 compared to +0.9% return for the Lehman 5-Year Municipal Bond Index, and ranked 22nd of 296 funds in the Lipper General Municipal Bond Fund universe(1), which had an average return of -0.4% for that period. For the year, the Fund earned a return of +5.7%, which compares to +9.3% for the Lehman 5-Year Municipal Index and +8.4% for the Fund's Lipper peer group average. Although the Fund lagged in price return during 2002, the Fund continues to provide shareholders with a very attractive level of tax-exempt income. As of December 31, 2002, the Fund's 30-day SEC Yield was 4.87% and its 12-month distribution rate was 4.53%. These levels compare with 4.72% and 4.61%, respectively, on September 30th and with 5.26% and 4.97%, respectively, one year ago.

     Municipal prices declined during the quarter, following six months of strong gains. The Fund's defensive positioning, which incorporates a heavy focus on callable bonds, benefited performance as interest rates rose. A shortage in Minnesota tax-exempt bond supply also helped the Fund's price return. Cash was spent to purchase other revenue bonds, which increased from 5.6% to 10.8%, and included additions in tobacco settlement revenue bonds and tax increment bonds. Other shifts included decreases in hospital bonds from 17.3% to 15.6% and in multifamily housing bonds from 36.4% to 35.1%. The Fund's best performing sectors during the quarter were industrial revenue, hospital and other revenue bonds while education bonds performed worst, giving back some of the incremental return from earlier in the year.

   We expect the economy to gradually improve in 2003 and interest rates to trend higher by year end. Given this forecast, we are maintaining the Fund's average life duration around 4 to 4 1/2 years and remain focused on bonds that offer a high level of tax-exempt income along with price stability. Municipal bonds remain attractively valued relative to other fixed-income asset classes, particularly on an after-tax basis, and continue to offer investors a conservative risk profile.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

   The Fund seeks to achieve its objective by investing primarily in municipal securities, the income from which is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be alternative minimum taxable income.


                                PORTFOLIO SUMMARY

    Net Asset Value     12/31/02:     $ 10.23 Per Share
                         9/30/02:     $ 10.27 Per Share
                Total Net Assets:     $211.3   Million
                30-day SEC Yield:        4.93%
            Tax Equivalent Yield:        8.71%(2)
      12-Month Distribution Rate:        4.66%
                Average Maturity:      1 4.2 Years
 Duration to Estimated Avg. Life:        5.3 Years(3)
                Implied Duration:        4.2 Years(3)

(2) For individuals in the 38.6% federal tax and 7.85% MN tax brackets.
(3) See next page.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                Multifamily Mortgage Revenue    35.1
                Hospital/Health Care Revenue    15.6
                         Other Revenue Bonds    10.8
                              Single Family
                           Mortgage Revenue      8.3
                                    Insured      6.0
                       Industrial/Pollution      5.2
                     Sectors less than 4.0%     11.1
                    Cash & Other Net Assets      7.9

--------------------------------------------------------------------------[LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                             SIT             LEHMAN          LIPPER
                         MN TAX-FREE      5-YEAR MUNI.    MN MUNI. BOND
                         INCOME FUND       BOND INDEX       FUND AVG.

        3 Month**           0.79%             0.85%          -0.12%
        6 Month**           3.47              4.35             n/a
        1 Year              7.06              9.27            7.91
        3 Year              6.99              7.73            7.45
        5 Year              4.57              5.91            4.64
        Inception           5.59              5.68            5.15
        (12/1/93)

                            CUMULATIVE TOTAL RETURNS*

                             SIT             LEHMAN          LIPPER
                         MN TAX-FREE      5-YEAR MUNI.    MN MUNI. BOND
                         INCOME FUND       BOND INDEX       FUND AVG.

        1 Year              7.06%             9.27%           7.91%
        3 Year             22.48             25.02           24.04
        5 Year             25.03             33.28           25.43
        Inception          63.88             65.25           57.90
        (12/1/93)

*AS OF 12/31/02.                                               **NOT ANNUALIZED.

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNI. BOND INDEX. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.
--------------------------------------------------------------------------------

(1) Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 12/31/02. Sit Minnesota Tax-Free Income Fund rankings for the 3- and 5-year and since-inception periods were 34th of 44 funds, 23rd of 42 funds and 6th of 20 funds, respectively.

(3) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.

                                GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 12/31/02 would have grown to $16,388 in the Fund or $16,525 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                  [PIE CHART]

           LOWER OF MOODY'S, S&P, FITCH OR DUFF & PHELPS RATINGS USED.

                                 AAA      15.5%
                                  AA       9.5%
                                   A      21.2%
                                 BBB       7.9%
                       Less than BBB       1.9%
                        Other Assets
                     and Liabilities       7.9%
                           Not Rated      36.1%
                                 -------------
                                 Total    36.1%

                       ASSESSMENT OF NON-RATED SECURITIES

                                 AAA       4.1%
                                  AA       2.6
                                   A       2.7
                                 BBB      16.7
                                  BB       9.0
                       Less than BBB       1.0
                       -----------------------
                               Total      36.1%

       SIT BOND FUND
       QUARTER ENDED DECEMBER 31, 2002
[PHOTO]-------------------------------------------------------------------------
       SENIOR PORTFOLIO MANAGERS, MICHAEL C. BRILLEY AND BRYCE A. DOTY, CFA PORTFOLIO MANAGER, MARK H. BOOK, CFA


     The Sit Bond Fund provided investors with a +0.4% return for the three months ended December 31, 2002, compared to a +1.6% return for the Lehman Aggregate Bond Index and a +1.7% return for the Lipper Intermediate Investment Grade Bond Fund universe average. The Fund's average annual total return since inception of +6.5% compared to a +7.3% return for the Lehman Aggregate Bond Index and exceeded the Lipper peer group average of +6.3%. This ranked the Fund 30th of the 92 funds comprising its Lipper universe(1) for that period.

     The U.S. Treasury yield curve steepened slightly over the past three months as the Federal Reserve reduced the federal funds rate 50 basis points on November 6th, from +1.75% to +1.25%. Short-term Treasury yields fell slightly, while longer-term yields rose in response to relatively strong consumer spending, an improving stock market, and expected increased fiscal stimulus in 2003. As of December 31, 2002, the 2-year and the 30-year maturity Treasuries were yielding 1.57% and 4.74%, respectively, both near record lows.

     The corporate bond sector was the best performing sector in the taxable bond market. Investors sought the historically high yield advantages of corporates while avoiding the low absolute yields on U.S. Treasuries, which was the worst performing sector. Mortgages provided an overall return near the Lehman Aggregate.

     The Fund added to its holdings of agency high-coupon seasoned pass-through mortgage securities to protect against rising interest rates, as the short effective duration of these securities provides relative price stability. We also purchased asset-backed securities with similar characteristics.

     Looking forward, we expect gradual improvement in the economy next year. President Bush's proposed stimulus plan, which includes accelerated tax cuts as well as additional government spending, and continued healthy levels of mortgage refinancings, should support consumer spending. If corporations begin to increase capital spending to normalized levels, the economy may improve more quickly and more broadly than we anticipate. The Fund will continue to focus on securities that provide the most attractive total return opportunities.


                        INVESTMENT OBJECTIVE AND STRATEGY

     The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund pursues this objective by investing in a diversified portfolio of fixed-income securities.

     The Fund will pursue its objective by investing in a diversified portfolio or fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.


                                PORTFOLIO SUMMARY


        Net Asset Value   12/31/02:       $9.90 Per Share
                           9/30/02:      $10.00 Per Share

                  Total Net Assets:      $19.3 Million

                  30-day SEC Yield:        5.48%
        12-Month Distribution Rate:        5.58%
                  Average Maturity:       19.2 Years
                Effective Duration:        3.8 Years(2)


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)


                   Mortgage Pass Through   27.5
                 Corporate Bonds & Notes   26.3
                 Asset-Backed Securities   25.2
                          Collateralized
                    Mortgage Obligations    6.0
                           U.S. Treasury    4.8
                  Sectors Less Than 4.0%    6.4
                 Cash & Other Net Assets    3.8

--------------------------------------------------------------------------[LOGO]

                          AVERAGE ANNUAL TOTAL RETURNS*

                                                                   LIPPER INTER.
                               SIT               LEHMAN             INVESTMENT
                               BOND             AGGREGATE           GRADE BOND
                               FUND             BOND INDEX           FUND AVG.
                               -----              -----                -----
        3 Month**              0.35%              1.57%                1.71%
        6 Month**              2.62               6.23                  n/a
        1 Year                 6.68              10.25                 8.14
        3 Year                 8.09              10.10                 8.61
        5 Year                 6.04               7.55                 6.38
        Inception              6.48               7.26                 6.30
        (12/1/93)


                            CUMULATIVE TOTAL RETURNS*

                                                                   LIPPER INTER.
                               SIT               LEHMAN             INVESTMENT
                               BOND             AGGREGATE           GRADE BOND
                               FUND             BOND INDEX           FUND AVG.
                               -----              -----                -----
        1 Year                 6.68%              10.25%               8.14%
        3 Year                26.29               33.47               28.11
        5 Year                34.06               43.87               36.23
        Inception             76.97               89.06               74.22
        (12/1/93)

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.
--------------------------------------------------------------------------------

(1) Lipper Analytical Services, Inc., a large independent evaluator of mutual funds, rankings reflect historical performance returns through 12/31/02. Sit Bond Fund rankings for the 3- and 5-year and since inception periods were 190th of 265 funds, 136th of 196 funds, and 30th of 92 funds, respectively.

(2) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                                GROWTH OF $10,000

                              [PLOT POINTS CHART]

The sum of $10,000 invested at inception (12/1/93) and held until 12/31/02 would have grown to $17,697 in the Fund or $18,906 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                            (% OF TOTAL NET ASSETS)

                                  [PIE CHART]

                     LOWER OF MOODY'S OR S&P RATINGS USED.

                                      A   18.3%
                                     AA    6.1%
                                    AAA   26.3%
                                    BBB    7.0%
                                     BB    0.7%
                           Other Assets
                        and Liabilities    3.8%
                          U.S. Treasury    4.8%
                           Govt. Agency
                      Backed Securities   33.0%

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
A LOOK AT SIT MUTUAL FUNDS


                           A LOOK AT SIT MUTUAL FUNDS


     Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premiere investment management firms in the United States. Sit Investment Associates currently manages approximately $6.2 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of twelve NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Sit Mutual Funds offer:

     o  Free telephone exchange
     o  Dollar-cost averaging through an automatic investment plan
     o  Electronic transfer for purchases and redemptions
     o  Free checkwriting privileges on bond funds
     o  Retirement accounts including IRAs and 401(k) plans


                              SIT FAMILY OF FUNDS

                              [PLOT POINTS CHART]

               STABILITY: Safety of principal and current income

                          Money Market

               INCOME: Increased income

                          U.S. Government Securities
                          Tax-Free Income
                          Minnesota Tax-Free Income
                          Bond

               GROWTH: Long-term capital appreciation and income

                          Balanced
                          Large Cap Growth

               HIGH GROWTH: Long-term capital appreciation

                          Mid Cap Growth
                          International Growth
                          Small Cap Growth
                          Science and Technology Growth
                          Developing Markets Growth


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QUARTERLY REPORT BOND FUNDS

Quarter Ended December 31, 2002


INVESTMENT ADVISER                              AUDITORS

Sit Investment Associates, Inc.                 KPMG LLP
90 South Seventh Street                         90 South Seventh Street
Suite 4600                                      Suite 4200
Minneapolis, MN 55402                           Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580
                                                LEGAL COUNSEL

DISTRIBUTOR                                     Dorsey & Whitney LLP
                                                50 South Sixth Street
SIA Securities Corp.                            Suite 1500
90 South Seventh Street                         Minneapolis, MN 55402
Suite 4600
Minneapolis, MN 55402
612-334-5888 (Metro Area)
800-332-5580


CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60675


TRANSFER AGENT AND
DISBURSING AGENT

PFPC, Inc.
P.O. Box 5166
Westboro, MA 01581-5166



                     [LOGO] SIT INVESTMENT ASSOCIATES
                            -------------------------
                                SIT MUTUAL FUNDS